CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Christopher H. Pinkerton, President and Principal Executive Officer of the First Investors Life Series Funds (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350 as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Registrant’s periodic report on Form N-CSR of the First Investors Life Series Funds for the year ended December 31, 2011, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2. The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: February 24, 2012

/S/ CHRISTOPHER H. PINKERTON
Christopher H. Pinkerton
President and Principal Executive Officer,
First Investors Life Series Funds

CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Joseph I. Benedek, Treasurer and Principal Financial Officer of the First Investors Life Series Funds (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350 as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Registrant’s periodic report on Form N-CSR of the First Investors Life Series Funds for the year ended December 31, 2011, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2. The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: February 24, 2012

/S/ JOSEPH I. BENEDEK
Joseph I. Benedek
Treasurer and Principal Financial Officer,
First Investors Life Series Funds